(SEC File Nos. 33-36962 / 811-6175)


                        MAINSTAY INSTITUTIONAL FUNDS INC.


                        Supplement dated October 23, 2000
                      to the Prospectus dated March 1, 2000


        The Board of Directors of the Funds has approved a reduction in the minimum investments required for purchasing shares of the Funds. These changes, which are designed to encourage investment in the Funds by a greater number of investors, are expected to become effective on or about January 2, 2001. At that time, the minimum initial investment in a Fund will be $1,000, with a minimum of $100 for each additional investment. Until that time, the current minimum investment requirements, described at page 54 in the Shareholder Guide Section of the Prospectus, remain in place. These changes will not result in any change in the Funds' operations or in its current levels of fees and expenses. In addition, Management has agreed to limit the Funds' annual total operating expense ratios for the year ended December 31, 2001 to their December 31, 2000 levels.

        Also to be effective on or about January 2, 2001, the Board has approved the substitution of New York Life Investment Management LLC ("NYLIM") for MainStay Management LLC as the Funds' Manager. In addition, the Funds currently sub-advised by Monitor Capital Advisors LLC (the EAFE Index Fund, the Indexed Bond Fund, the Indexed Equity Fund and the Asset Manager Fund) and by NYLIM (the Money Market Fund) will be advised by NYLIM directly, without a subadvisor. NYLIM, MainStay Management, and Monitor Capital are all wholly-owned subsidiaries of New York Life Insurance Company. These changes will be made in connection with a restructuring of the asset management business of New York Life, and will not affect the investment personnel responsible for managing the Funds' investments or any other aspect of the Funds' operations.

                                                                 MSIPSO2 - 10/00